UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2010

Gladstone Capital Corporation

(Exact name of registrant as specified in its chapter)

Maryland	814-00237	54-2040781
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2010, Gladstone Capital Corporation (the “Company”) and Gladstone Management Corporation entered into an Equity Distribution Agreement (the “Agreement”) with BB&T Capital Markets, a division of Scott & Stringfellow, LLC (the “Agent”), under which the Company may, from time to time, issue and sell through the Agent, as sales agent, up to 2,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, based upon instructions from the Company (including, at a minimum, the number of Shares to be offered, the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day and any minimum price below which sales may not be made). Sales of Shares through the Agent, if any, will be executed by means of either ordinary brokers’ transactions on the NASDAQ Global Select Market in accordance with Rule 153 under the Securities Act of 1933, as amended, or such other sales of the Shares as shall be agreed by the Company and the Agent.  The compensation payable to the Agent for sales of Shares with respect to which the Agent acts as sales agent shall be equal to 2% of the gross sales price of the Shares for amounts of Shares sold pursuant to the Agreement.

The offering of Shares pursuant to the Agreement will terminate upon the earlier of (i) the sale of all Shares subject to the Agreement or (ii) the termination of the Agreement according to its terms by either the Agent or the Company.

The foregoing description of terms of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1

Equity Distribution Agreement, dated as of May 17, 2010, by and among Gladstone Capital Corporation, Gladstone Management Corporation and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, incorporated by reference to Exhibit 2.h.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-162592), filed on May 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation
(Registrant)

May 17, 2010	By: /s/ David Gladstone
(David Gladstone, Chief Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1

Equity Distribution Agreement, dated as of May 17, 2010, by and among Gladstone Capital Corporation, Gladstone Management Corporation and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, incorporated by reference to Exhibit 2.h.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-162592), filed on May 17, 2010.